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                                                              File No. 333-03715
                                                                     Rule 497(e)

                        SUPPLEMENT DATED JUNE 29, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
             DATED OCTOBER 31, 1997, AS UPDATED NOVEMBER 17, 1997



                            NUVEEN INVESTMENT TRUST
                      NUVEEN GROWTH AND INCOME STOCK FUND
                    NUVEEN BALANCED STOCK AND BOND FUND AND
            NUVEEN BALANCED MUNICIPAL AND STOCK FUND (the "FUNDS")

     Effective June 29, 1998, the following are changes to the Statement of Additional Information relating to the purchase of shares of the Funds:

     1. The minimum purchase amount described on page B-61 for Class R shares of a Fund has been increased from $1 million to $2.5 million.

     2. For purposes of rights of accumulation described on page B-58, an investor may also include the value on the purchase date of previously purchased shares of Nuveen exchange-traded funds to determine the appropriate volume discount for purchases of Class A Shares.

     3. For purposes of purchasing Class A Shares of each of the Funds at net asset value without a sales charge, the eligibility requirements for employer-sponsored qualified defined contribution retirement plans described on pages B-60 and B-61 have been modified. The number of employees required to allow a plan to participate has been decreased from 200 employees to 25 employees, and the initial purchase amount of an eligible plan has been reduced from $1 million to $500,000.